Taxation (Deferred Tax Assets and Liabilities, Significant Components of Deferred Tax Assets and Liabilities) (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets:
Net operating loss from operations	$ 428,770	$ 395,642
Accrued bonus and commissions	4,160	2,973
Intangible assets impairment	78	158
Others	6,334	8,190
Total deferred tax assets	439,342	406,963
Less: Valuation allowance	(430,628)	(400,000)	$ (371,532)	$ (320,589)
Net deferred tax assets	8,714	6,963
Deferred tax liabilities:
Withholding tax for dividend	0	(265,863)
Others	(7,930)	(7,834)
Total deferred tax liabilities	$ (7,930)	$ (273,697)